                                                                      EXHIBIT 21

                                    KEYCORP
                              ORGANIZATIONAL CHART
                                  SUBSIDIARIES

                        NAME                     DOMICILE      PARENT     % OWNERSHIP
       --------------------------------------    ---------    --------    -----------
   1.  A.T.-Sentinel, Inc.                          DE        SNB              100%
   2.  AT Acceptance Corporation                    OH        KEYCORP          100%
   3.  AT Management Co.                            DE        KEYCORP          100%
   4.  American Advisers, Inc.                      OH        SAMI             100%
   5.  Ameritrust Company                           OH        KEYCORP          100%
   6.  Arctic Massachusetts Restaurant Corp.        MA        KB, ME           100%
   7.  Bar T Bar Fiduciary Holding Company          AZ        SNB              100%
   8.  Beechnut Development Company                 WA        KEYCORP          100%
   9.  Black & Warr Insurance Agency, Inc.          ID        GEM              100%
  10.  Blackwood Realty Development Corp.           ME        KB, ME           100%
  11.  Boris Development Corp.                      ME        KB, ME           100%
  12.  Boulevard, Inc.                              ID        KB,ID            100%
  13.  Bozat Development Corp.                      ME        KB, ME           100%
  14.  CFS One, Inc.                                AL        KEYCORP          100%
  15.  CIBCO Realty, Inc.                           IN        SNB,IN           100%
  16.  Casco Realty Exchange Corp.                  NH        KB, ME           100%
  17.  Commercial Agency, Inc.                      CO        KB,CO            100%
  18.  Commercial Building Corporation              UT        KB,UT            100%
  19.  Emgee Coal Company, The (name being          OH        SNB              100%
       changed to KeyCorp Card Services,
       Inc.)
  20.  First Appraisal Services Corporation         FL        SFFSB            100%
  21.  GRCC Mid-Hudson Hotel, Corp.                 NY        KB,NY            100%
  22.  Gaillard Development Corp.                   CT        KB, ME           100%
  23.  Gem State Properties Corporation             ID        KB,ID            100%
  24.  Goldome Mortgage Investment Corp.            DE        KB,NY            100%
  25.  INDORE Corp.                                 IN        SNB,IN           100%
  26.  Interstate Financial Corporation             OH        KEYCORP          100%
  27.  Investco                                     WY        KBS,WY           100%
  28.  KBID Leasing Corporation                     ID        KB,ID            100%
  29.  KBNY Leasing, Inc.                           NY        KB,NY            100%
  30.  KBWA Leasing Corporation                     WA        KB,WA            100%
  31.  KBWA Services, Inc.                          WA        KB,WA            100%
  32.  Key Agricultural Credit Corporation          WY        KB,WY            100%
  33.  Key Auto Inc. (f.k.a., KeyCorp Finance       OH        KEYCORP          100%
       Inc.)
  34.  Key Bancorp of New Hampshire Inc.            NH        KEYCORP          100%

                        NAME                     DOMICILE      PARENT     % OWNERSHIP
       --------------------------------------    ---------    --------    -----------
  35.  Key Bancshares of Alaska, Inc.               AK        KEYCORP          100%
  36.  Key Bancshares of Maine Inc.                 ME        KEYCORP          100%
  37.  Key Bancshares of New York Inc.              NY        KEYCORP          100%
  38.  Key Bancshares of Vermont, Inc.              VT        KEYCORP          100%
  39.  Key Bancshares of Washington, Inc.           WA        KEYCORP          100%
  40.  Key Bank Life Insurance, Ltd.                AZ        KEYCORP          100%
  41.  Key Bank of Alaska                           AK        KBS,AK           100%
  42.  Key Bank of Colorado                         CO        KEYCORP          100%
  43.  Key Bank of Idaho                            ID        KBS,ID           100%
  44.  Key Bank of Maine                            ME        KTC,ME           100%
  45.  Key Bank of New York                         NY        KBS,NY           100%
  46.  Key Bank of Oregon                           OR        KBS,AK           100%
  47.  Key Bank of the Rocky Mountains, Inc.        CO        KEYCORP          100%
  48.  Key Bank of Utah                             UT        KBS,UT           100%
  49.  Key Bank of Vermont                          VT        KBS,VT           100%
  50.  Key Bank of Washington                       WA        KBS,WA           100%
  51.  Key Bank of Wyoming                          WY        KBS,WY           100%
  52.  Key Bank USA N.A.                           U.S.       KBS,NY           100%
  53.  Key Capital Corporation                      OH        KEYCORP          100%
  54.  Key Clearing Corp.                           OH        KAMHI            100%
  55.  Key Community Development Corporation        OH        KEYCORP          100%
  56.  Key Equity Capital Corporation               OH        SNB              100%
  57.  Key Financial Services Inc.                  NY        KB,NY            100%
  58.  Key Investments Inc. (f.k.a., Key            NY        SNB              100%
       Brokerage Company Inc.)
  59.  Key Lease, Inc. of Ohio                      OH        SNB              100%
  60.  Key Mortgage Services, Inc.                  OH        SNB              100%
  61.  Key Savings Bank                             WA        KBS,WA           100%
  62.  Key Services Corporation                     NY        KBS,NY           100%
  63.  Key Trade Services Corporation               OH        SNB              100%
  64.  Key Trust Company                            NY        KB,NY            100%
  65.  Key Trust Company of Alaska                  AK        KB,AK            100%
  66.  Key Trust Company of Florida, National      U.S.       KEYCORP          100%
       Association (f.k.a., Society National
       Trust Company)
  67.  Key Trust Company of Indiana, National       US        SNB,IN           100%
       Association
  68.  Key Trust Company of Ohio, National          US        SNB              100%
       Association
  69.  Key Trust Company of the West                WY        KBS,WY           100%
  70.  Key Trust Company of Maine                   ME        KBS,ME           100%
  71.  Key Trust Company of the Northwest           WA        KEYCORP          100%

                        NAME                     DOMICILE      PARENT     % OWNERSHIP
       --------------------------------------    ---------    --------    -----------
  72.  KeyCorp (f.k.a., Key Venture Capital         NY        KBS,NY           100%
       Corp.)
  73.  KeyCorp                                      OH        Parent           100%
  74.  KeyCorp A&L Inc.                             OH        KAMHI            100%
  75.  KeyCorp Asset Management Holdings,           OH        SNB              100%
       Inc.
  76.  KeyCorp Aviation Company                     DE        KEYCORP          100%
  77.  KeyCorp Finance Inc. (f.k.a., AT             OH        KEYCORP          100%
       Financial Corporation)
  78.  KeyCorp Financial Services Inc.              OH        KEYCORP          100%
  79.  KeyCorp Insurance Agency Inc.                NY        KB,USA           100%
  80.  KeyCorp Insurance Agency (Idaho), Inc.       ID        KB,USA           100%
  81.  KeyCorp Insurance Agency (Maine), Inc.       ME        KB,USA           100%
  82.  KeyCorp Insurance Agency (Wyoming),          WY        KB,USA           100%
       Inc.
  83.  KeyCorp Insurance Company, Ltd.            Bermuda     KEYCORP          100%
  84.  KeyCorp Leasing Ltd.                         DE        KB,USA           100%
  85.  KeyCorp Management Company                   OH        KEYCORP          100%
  86.  KeyCorp Network Holdings, Inc.               OR        KEYCORP          100%
  87.  KeyCorp Network Holdings Inc.                DE        KEYCORP          100%
  88.  KeyCorp Real Estate Capital Markets,         OH        SNB              100%
       Inc. (f.k.a., KC Funding Corp.)
  89.  KeyCorp Shareholder Services, Inc.           DE        SNB              100%
  90.  KLIHTC, Corp.                                NY        KB,NY            100%
  91.  Mansfield Development Corp.                  VT        KB,VT            100%
  92.  M.L.O., Inc.                                 CO        KB,CO            100%
  93.  Michigan Shared Properties Company           OH        SNB              100%
  94.  Midwest Power Company                        OH        KEYCORP          100%
  95.  Millennium Asset Holding Corp.               NY        KB,NY            100%
  96.  Money Station, Inc.                          OH        KEYCORP        13.95%
  97.  Mountain Ash Real Estate, Inc.               VT        KB,VT            100%
  98.  National Financial Services                  OH        KEYCORP          100%
       Corporation
  99.  NCB Properties, Inc.                         NY        KBS,NY           100%
 100.  Niagara Asset Corporation                    NY        KB,NY            100%
 101.  Niagara Portfolio Management Corp.           NY        KB,NY            100%
 102.  OREO Corp.                                   OH        SNB              100%
 103.  P.B. Participation Corp.                     OR        KEYCORP          100%
 104.  P.S.M. Financial Management Corp.            WA        KSB              100%
 105.  PacWest Building Corp.                       OR        KEYCORP          100%
 106.  Platinum Spring Corporation                  MD        KB,NY            100%
 107.  Progressive Financial Services, Inc.         OH        KEYCORP          100%
 108.  Puget Sound Mortgage Servicing               WA        KSB              100%
       Corporation

                        NAME                     DOMICILE      PARENT     % OWNERSHIP
       --------------------------------------    ---------    --------    -----------
 109.  Puget Sound Plaza, Inc.                      WA        KB,WA            100%
 110.  Puget Sound Securities, Inc.                 WA        KSB              100%
 111.  Royal Skies Development Company              WA        KB,WA            100%
 112.  St. Joseph Insurance Agency, Inc.            IN        KEYCORP          100%
 113.  Second Street Community Urban                OH        SNB              100%
       Redevelopment Corporation
 114.  Security Capital Leasing, Inc.               KY        KEYCORP          100%
 115.  SELCO Service Corporation                    OH        SNB              100%
 116.  Society Asset Management, Inc.               OH        KAMHI            100%
 117.  Society Bancorp of Michigan, Inc.            MI        KEYCORP          100%
 118.  Society Bank, Michigan                       MI        SBC,MI           100%
 119.  Society Corporation                          OH        KEYCORP          100%
 120.  Society Equipment Leasing Company            OH        KEYCORP          100%
 121.  Society Equipment Leasing Corporation        OH        SNB              100%
 122.  Society First Federal Savings Bank          U.S.       KEYCORP          100%
 123.  Society Foundation (non-profit)              OH        N/A              N/A
 124.  Society Funding Corporation                  OH        SELCORP          100%
 125.  Society National Bank                       U.S.       KEYCORP          100%
 126.  Society National Bank, Indiana              U.S.       KEYCORP          100%
 127.  Society Trust Company of New York            NY        KEYCORP          100%
 128.  Spears, Benzak, Salomon & Farrell,           NY        KAMHI            100%
       Inc.
 129.  State Financial Services, Inc.               OH        SNB              100%
 130.  Summit Street Properties, Inc.               OH        SNB              100%
 131.  Summitt International Sales, Inc.          Virgin      SNB              100%
                                                  Islands
 132.  Swans Island Salmon, Ltd.                    ME        KB,ME            100%
 133.  TCIS, Inc.                                   OH        KEYCORP          100%
 134.  Trustcorp Financing Services, Inc.           OH        KEYCORP          100%
 135.  Vermont Coconut Grove Corp                   VT        KB,VT            100%
 136.  Vermont Realty, Inc.                         VT        KB,VT            100%
 137.  Virginia Stone Corporation                   VA        KB,NY            100%
 138.  Washington Mortgage Corporation              WA        KBS,WA           100%

   1.  SNB         Society National Bank
   2.  SNB,IN      Society National Bank, Indiana
   3.  SFFSB       Society First Federal Savings Bank
   4.  SELCORP     Society Equipment Leasing Corporation
   5.  SAMI        Society Asset Management, Inc.
   6.  SBC,MI      Society Bancorp of Michigan, Inc.
   7.  GEM         Gem State Properties Corporation
   8.  KB,AK       Key Bank of Alaska
   9.  KB,CO       Key Bank of Colorado
  10.  KB,NY       Key Bank of New York
  11.  KB,UT       Key Bank of Utah
  12.  KB,ID       Key Bank of Idaho
  13.  KB,ME       Key Bank of Maine
  14.  KB,WA       Key Bank of Washington
  15.  KB,WY       Key Bank of Wyoming
  16.  KB,VT       Key Bank of Vermont
  17.  KB,USA      Key Bank USA N.A.
  18.  KSB         Key Savings Bank
  19.  KBS,NY      Key Bancshares of New York, Inc.
  20.  KBS,ME      Key Bancshares of Maine Inc.
  21.  KBS,WA      Key Bancshares of Washington, Inc.
  22.  KBS,AK      Key Bancshares of Alaska, Inc.
  23.  KBS,VT      Key Bancshares of Vermont, Inc.
  24.  KTC         Key Trust Company
  25.  KTC,ME      Key Trust Company of Maine
  26.  KAMHI       KeyCorp Asset Management Holdings, Inc.
  27.  KEYCORP     KeyCorp